Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2008
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations — Supplemental Detail	8

Development Pipeline	15

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held for Investment or Future Development	25

Inventory of Residential Lots Under Development	27

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	30

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Mark Russell
Executive Vice President and	Senior Vice President and Senior
Chief Financial Officer	Investment Officer
(404) 407-1150	(404) 407-1390
jimfleming@cousinsproperties.com	markrussell@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2008
          ATLANTA (May 12, 2008) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2008. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations Available to Common Stockholders (“FFO”) was $13.8 million, or $0.27 per share, for the first quarter of 2008 compared with FFO of $24.5 million, or $0.46 per share, for the first quarter of 2007. Net Income Available to Common Stockholders (“Net Income Available”) was $1.8 million, or $0.04 per share, compared with Net Income Available of $14.4 million, or $0.27 per share, for the first quarter of 2007.
          First quarter highlights of the Company included the following:
•	Sold approximately 22 acres of land at the Company’s North Point property for approximately $6.3 million, generating FFO of approximately $3.7 million.

•	Executed a 260,000-square-foot lease renewal and expansion with Deloitte & Touche at One Ninety One Peachtree Tower.

•	Obtained new management and leasing contracts on approximately 2.0 million square feet of office and retail space owned by third parties.
          Other highlights subsequent to quarter-end:
•	Entered into agreements to sell 167 acres of land at two of the Company’s Atlanta-area industrial parks for approximately $18.5 million. The sale of 75 acres closed in April 2008, and the remaining acreage is expected to close in 2009.
191 Peachtree Street NE     •     Suite 3600     •     Atlanta, Georgia 30303-1740     •     404/407-1000     •     FAX 404/407-1002

CUZ Reports First Quarter Results

May 12, 2008
          At March 31, 2008, the Company’s portfolio of operational office buildings was 92% leased, its portfolio of operational retail centers was 91% leased and its operational industrial buildings were 50% leased.
          At March 31, 2008, the Company and its joint ventures had nine retail, office and industrial projects under development and redevelopment totaling 4.9 million Company-owned square feet, and two multi-family projects under development containing a total of 208 units. The Company estimates the total cost of these projects will be approximately $1.2 billion and expects completion of these projects throughout the next three years. In addition, the Company and its joint ventures had 24 residential communities under various stages of development in which approximately 1,500 completed lots are in inventory and an additional 9,000 lots are available for future development and/or sale.
          “We’ve made leasing a top priority this year and our first quarter results highlight some successes at several office and retail projects,” said Tom Bell, chairman and CEO of Cousins Properties. “Since quarter end, we’ve made even more progress at One Ninety One Peachtree and Terminus, and on the retail side, we’re looking forward to this week’s successful opening of The Avenue Forsyth, our fifth Atlanta-area Avenue.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1390.
          The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, May 13, 2008, to discuss the results of the quarter ended March 31, 2008. The number to call for this interactive teleconference is (303) 262-2137. A replay of the conference call will be available for 14 days by dialing (303) 590-3000 and entering the passcode 11110955#. The replay can be accessed on the Company’s Web site, www.cousinsproperties.com, through the “1Q 2008 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
          Celebrating its 50th anniversary in 2008, Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, industrial and land development projects. Since its founding, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under symbol CUZ. For more, please visit www.cousinsproperties.com.

CUZ Reports First Quarter Results

May 12, 2008
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2008	2007

REVENUES:
Rental property revenues	$34,313	$24,130
Fee income	7,558	8,066
Residential lot and outparcel sales	1,744	1,426
Interest and other	1,360	3,667

	44,975	37,289

COSTS AND EXPENSES:
Rental property operating expenses	13,678	10,017
General and administrative expenses	14,385	14,690
Depreciation and amortization	11,439	9,355
Residential lot and outparcel cost of sales	946	1,208
Interest expense	6,275	—
Other	1,755	360

	48,478	35,630

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(3,503)	1,659

BENEFIT FOR INCOME TAXES FROM OPERATIONS	3,217	1,027

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(671)	(862)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,817	3,708

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	1,860	5,532

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	3,792	4,440

INCOME FROM CONTINUING OPERATIONS	5,652	9,972

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	—	84
Gain on sale of investment properties	—	8,164

	—	8,248

NET INCOME	5,652	18,220

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,813)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$1,839	$14,407

PER COMMON SHARE INFORMATION — BASIC:
Income from continuing operations	$0.04	$0.12
Income from discontinued operations	—	0.16

Basic net income available to common stockholders	$0.04	$0.28

PER COMMON SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.04	$0.12
Income from discontinued operations	—	0.15

Diluted net income available to common stockholders	$0.04	$0.27

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37

WEIGHTED AVERAGE SHARES	51,148	51,719

DILUTED WEIGHTED AVERAGE SHARES	51,670	53,596

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2008	2007
Net Income Available to Common Stockholders	$1,839	$14,407
Depreciation and amortization:
Consolidated properties	11,439	9,355
Discontinued properties	—	165
Share of unconsolidated joint ventures	1,391	1,081
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(777)	(501)
Share of unconsolidated joint ventures	(25)	—
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(3,792)	(4,440)
Discontinued properties	—	(8,164)
Share of unconsolidated joint ventures	—	44
Gain on sale of undepreciated investment properties	3,736	12,540

Funds From Operations Available to Common Stockholders	$13,811	$24,487

Per Common Share — Basic:
Net Income Available	$.04	$.28

Funds From Operations	$.27	$.47

Weighted Average Shares-Basic	51,148	51,719

Per Common Share — Diluted:
Net Income Available	$.04	$.27

Funds From Operations	$.27	$.46

Weighted Average Shares-Diluted	51,670	53,596

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	March 31,	December 31,
	2008	2007
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $152,137 and $142,955 in 2008 and 2007, respectively	$684,400	$654,633
Land held for investment or future development	114,928	105,117
Projects under development	372,468	358,925
Residential lots under development	49,244	44,690

Total properties	1,221,040	1,163,365

CASH AND CASH EQUIVALENTS	58,908	17,825
RESTRICTED CASH	2,468	3,587
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $1,073 and $883 in 2008 and 2007, respectively	56,718	44,414
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	207,534	209,477
OTHER ASSETS	76,332	70,943

TOTAL ASSETS	$1,623,000	$1,509,611

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$793,882	$676,189
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	72,650	57,208
DEFERRED GAIN	171,783	171,931
DEPOSITS AND DEFERRED INCOME	5,988	5,997

TOTAL LIABILITIES	1,044,303	911,325

MINORITY INTERESTS	45,860	45,783

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,862,481 and 54,850,505 shares issued in 2008 and 2007, respectively	54,862	54,851
Additional paid-in capital	349,835	348,508
Treasury stock at cost, 3,570,082 shares in 2008 and 2007	(86,840)	(86,840)
Accumulated other comprehensive income	(8,171)	(4,302)
Cumulative undistributed net income	23,151	40,286

TOTAL STOCKHOLDERS’ INVESTMENT	532,837	552,503

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,623,000	$1,509,611

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	399,742	34,491	217,441	14,407	395	7,849	(4,979)	17,673	1,839

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	109,483	73,746	74,469	24,487	9,383	7,316	7,251	48,437	13,811

		BASIC WEIGHTED AVERAGE COMMON SHARES	49,005	49,989	50,655	51,719	51,825	51,690	51,588	51,705	51,148
		DILUTED WEIGHTED AVERAGE COMMON SHARES	51,016	51,747	52,513	53,596	53,306	52,778	52,401	52,932	51,670

		NET INCOME (LOSS) PER COMMON SHARE — BASIC	8.16	0.69	4.29	0.28	0.01	0.15	(0.10)	0.34	0.04
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	7.84	0.67	4.14	0.27	0.01	0.15	(0.10)	0.34	0.04

		FFO PER COMMON SHARE — BASIC	2.23	1.48	1.47	0.47	0.18	0.14	0.14	0.94	0.27
		FFO PER COMMON SHARE — DILUTED	2.15	1.43	1.42	0.46	0.18	0.14	0.14	0.92	0.27

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	19,258	9,439	13,421	6,897	6,455	4,087	1,540	18,979	6,936

		REGULAR COMMON DIVIDENDS	72,869	74,649	75,495	19,194	19,251	19,185	19,152	76,782	18,974
		SPECIAL COMMON DIVIDEND	356,493	—	175,470	—	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37
		SPECIAL COMMON DIVIDEND PER SHARE	7.15	—	3.40	—	—	—	—	—	—

		COMMON STOCK PRICE AT PERIOD END	30.27	28.30	35.27	32.86	29.01	29.36	22.10	22.10	24.71
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,092	50,665	51,748	52,018	51,793	51,858	51,280	51,280	51,292

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	26.15	25.75	25.90	25.64	26.00	24.90	22.38	22.38	21.14
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.00	25.40	25.53	25.82	24.95	23.98	20.59	20.59	20.45
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		COMMON EQUITY MARKET CAPITALIZATION	1,516,285	1,433,820	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288	1,267,425
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	204,600	205,720	205,840	203,800	195,520	171,880	171,880	166,360
(A	)	ADJUSTED DEBT (1)	350,346	514,560	376,516	436,009	558,816	645,219	773,482	773,482	898,205

		TOTAL MARKET CAPITALIZATION	2,071,231	2,152,980	2,407,388	2,351,160	2,265,131	2,363,289	2,078,650	2,078,650	2,331,990

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	17%	24%	16%	19%	25%	27%	37%	37%	39%

(A	)	RECOURSE DEBT (1)	50,238	196,824	226,855	282,264	394,356	340,480	205,658	205,658	328,106

		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	2%	9%	9%	12%	17%	14%	10%	10%	14%

		COMMON EQUITY MARKET CAPITALIZATION	1,516,285	1,433,820	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288	1,267,425
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	204,600	205,720	205,840	203,800	195,520	171,880	171,880	166,360
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	438,050	615,645	487,234	549,934	676,515	762,981	846,355	846,355	967,832

		TOTAL MARKET CAPITALIZATION	2,158,935	2,254,065	2,518,106	2,465,085	2,382,830	2,481,051	2,151,523	2,151,523	2,401,617

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	20%	27%	19%	22%	28%	31%	39%	39%	40%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400
		FFO BEFORE INTEREST	141,139	85,654	89,122	25,201	10,625	11,405	13,400	60,632	21,211
		INTEREST EXPENSE COVERAGE RATIO	4.46	7.19	6.08	35.30	8.56	2.79	2.18	4.97	2.87

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	43,854	20,505	24,089	3,000	2,604	4,878	8,173	18,655	8,751
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	131,854	86,337	89,637	25,229	10,653	11,433	13,428	60,743	21,238
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	3.22	4.21	3.72	8.41	4.09	2.34	1.64	3.26	2.43

(C	)	FIXED CHARGES (including preferred dividends)(1)	51,896	35,755	39,339	6,813	6,416	8,691	11,985	33,905	12,564
		FFO PLUS FIXED CHARGES (including preferred dividends)	139,896	101,587	104,887	29,042	14,465	15,246	17,240	75,993	25,051
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.87	2.84	2.67	4.26	2.25	1.75	1.44	2.24	1.99

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		191 PEACHTREE	0	0	1,964	2,199	2,036	2,555	2,558	9,349	2,661
		221 PEACHTREE CENTER GARAGE	0	0	0	0	128	222	160	510	147
		AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM)	12,808	11,376	11,774	2,678	2,436	3,454	3,391	11,959	3,555
		TERMINUS 100	0	0	0	0	120	1,783	3,096	5,000	4,056
		ONE GEORGIA CENTER	1,369	(1,361)	(219)	140	(98)	38	(190)	(109)	(148)
		THE POINTS AT WATERVIEW	1,949	1,872	2,124	508	549	552	569	2,179	531
		LAKESHORE PARK PLAZA	1,459	722	922	388	459	436	511	1,794	505
		3100 WINDY HILL RD	2,974	2,944	2,676	(256)	(281)	(264)	(231)	(1,032)	(233)
		MERIDIAN MARK PLAZA	4,224	4,487	4,475	1,135	1,053	1,065	1,086	4,339	1,109
		555 NORTH POINT CENTER EAST	945	1,506	1,771	466	462	474	480	1,882	488
		333 NORTH POINT CENTER EAST	1,036	1,395	1,183	320	334	319	314	1,287	310
		200 NORTH POINT CENTER EAST	417	363	839	322	356	406	406	1,490	458
		100 NORTH POINT CENTER EAST	1,010	1,020	1,035	309	312	348	351	1,320	416
		600 UNIVERSITY PARK PLACE	1,797	1,701	1,107	324	426	400	408	1,557	425
		GALLERIA 75	899	1,036	897	181	158	168	142	650	132
		COSMOPOLITAN CENTER	0	0	13	52	14	132	143	341	125
		ATHEROGENICS	1,222	1,241	1,263	319	318	322	319	1,279	324
		INHIBITEX	0	666	917	230	226	229	227	912	229
		615 PEACHTREE STREET	1,395	757	(28)	(12)	(11)	0	0	(23)	0
		SONO RENAISSANCE	38	270	223	43	44	52	47	187	48

		SUBTOTAL	33,542	29,995	32,936	9,346	9,043	12,693	13,787	44,869	15,138

		RETAIL:
		THE AVENUE CARRIAGE CROSSING	0	743	5,835	1,775	1,748	1,662	1,589	6,774	1,487
		THE AVENUE WEBB GIN	0	0	1,653	1,276	1,271	1,533	1,478	5,558	1,612
		SAN JOSE MARKETCENTER	0	0	3,846	1,422	1,612	1,705	1,711	6,450	1,835
		THE AVENUE FORSYTH	0	0	0	0	0	0	0	0	73
		CP VENTURE FIVE (AVENUE FUND)	13,179	16,623	9,068	(31)	(36)	(60)	82	(45)	34

		SUBTOTAL	13,179	17,366	20,402	4,442	4,595	4,840	4,860	18,736	5,041

		INDUSTRIAL:
		KING MILL — BUILDING 3A	0	0	405	306	301	297	283	1,187	297
		KING MILL — BUILDING 3B	0	0	0	0	0	0	(32)	(32)	(72)
		LAKESIDE 20	0	0	0	31	231	302	230	794	240

		SUBTOTAL	0	0	405	337	532	599	481	1,949	465

		OTHER RENTAL OPERATIONS:
		OTHER	(1)	(6)	8	(12)	(11)	(41)	(17)	(81)	(9)

		SUBTOTAL	(1)	(6)	8	(12)	(11)	(41)	(17)	(81)	(9)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,615	2	0	0	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	54,335	47,357	53,752	14,113	14,158	18,091	19,111	65,473	20,635

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		GA 400 LAND LEASES	1,463	1,432	1,537	123	1	2	0	126	0
		FROST BANK TOWER	3,486	5,123	4,548	13	17	2	9	41	0
		THE AVENUE OF THE PENINSULA	4,213	4,446	5,114	11	62	5	(13)	65	0
		3301 WINDY RIDGE PARKWAY	1,659	1,693	2,750	102	104	22	(4)	224	0
		OTHER	15,760	718	41	0	9	0	0	9	0

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	26,581	13,412	13,990	249	193	31	(8)	465	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:
(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	471	1,367	1,656	0	0	768	249	1,017	755

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	2,198	3,390	6,675	0	463	0	188	651	0

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	31,825	18,873	9,156	4,355	463	0	810	5,628	3,736

(G)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	11,867	8,185	0	(1)	0	8,184	0

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	11,867	8,185	0	(1)	0	8,184	0

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,222	4,162	2,877	218	344	440	122	1,124	43
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	6,993	10,479	8,217	406	758	407	250	1,822	121

	TOTAL LOT SALES NET OF COS	11,215	14,641	11,094	624	1,102	848	372	2,946	164

(G)	INTEREST — JOINT VENTURES (1)	(135)	(152)	(284)	(35)	(35)	(83)	(85)	(238)	(101)
(G)	OTHER — JOINT VENTURES (1)	(226)	(528)	(381)	(141)	(38)	(237)	(671)	(1,087)	1,014
(G)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS — JOINT VENTURES (1)	0	(62)	0	0	0	0	0	0	(21)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	43,150	34,139	33,108	12,988	1,492	1,295	675	16,450	5,547

	MULTI-FAMILY FFO:
(I)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	1,828	3,731	0	47	(3)	100	144	0
(I)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	7,182	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650

	TOTAL MULTI-FAMILY FFO	0	9,010	14,074	2,424	1,851	(3,348)	(968)	(41)	650

	DEVELOPMENT INCOME	3,310	3,056	4,585	574	2,204	1,568	1,535	5,881	1,013

	MANAGEMENT FEES	21,931	24,058	24,437	6,354	6,698	6,043	5,687	24,782	5,791

	LEASING & OTHER FEES	4,463	8,084	6,443	1,138	958	2,902	653	5,651	754

	TERMINATION FEES	2,132	545	631	3,557	664	(17)	989	5,193	131

	INTEREST INCOME & OTHER	2,528	1,886	742	110	169	455	502	1,236	1,229

	GENERAL & ADMINISTRATIVE EXPENSES:
	GENERAL & ADMINISTRATIVE EXPENSES	(33,515)	(39,190)	(39,512)	(9,993)	(10,638)	(9,955)	(8,788)	(39,374)	(10,330)
	THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(13,414)	(16,628)	(19,080)	(4,697)	(4,966)	(4,764)	(4,009)	(18,436)	(4,055)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(46,929)	(55,818)	(58,592)	(14,690)	(15,604)	(14,719)	(12,797)	(57,810)	(14,385)

	INTEREST EXPENSE CONSOLIDATED:
	2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%			0	0	0	(1,795)	(1,513)	(3,308)	(1,339)
	UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%			0	0	0	(560)	(1,417)	(1,977)	(1,470)
	THE AMERICAN CANCER SOCIETY CENTER (FORMERLY THE INFORUM) - 6.45%			0	0	0	(756)	(2,271)	(3,027)	(2,240)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,207)	(2,165)	(2,121)	(523)	(520)	(516)	(513)	(2,072)	(510)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,048)	(2,021)	(1,991)	(493)	(491)	(489)	(487)	(1,959)	(484)
	600 UNIVERSITY PARK DEBT - 7.38%	(1,020)	(1,009)	(995)	(247)	(246)	(245)	(245)	(983)	(243)
	100 NORTH POINT CENTER EAST DEBT - 5.39%	(932)	(932)	(932)	(231)	(208)	(170)	(170)	(780)	(169)
	200 NORTH POINT CENTER EAST DEBT - 5.39%	(826)	(826)	(826)	(205)	(191)	(170)	(170)	(736)	(168)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(666)	(648)	(631)	(155)	(154)	(152)	(151)	(612)	(150)
	KING MILL DEBT - 9%	0	(34)	(293)	(109)	(114)	(121)	(124)	(469)	(121)
	JEFFERSON MILL DEBT - 9%	0	0	(23)	(40)	(53)	(62)	(64)	(218)	(65)
	THE POINTS AT WATERVIEW DEBT - 5.66%	0	(11)	(1,051)	(284)	(263)	(262)	(261)	(1,070)	(259)
	TERMINUS 100 DEBT - 6.13%	0	0	0	0	0	0	(2,358)	(2,358)	(2,800)
	SAN JOSE MARKETCENTER DEBT - 5.6%	0	0	0	0	0	0	(448)	(448)	(1,223)
	2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	(8,752)	(2,732)	(3,578)	(1,704)	0	(8,014)	0
	2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	(2,598)	(1,072)	(1,265)	(910)	(19)	(3,265)	0
	BRIDGE LOAN — FLOATING @ LIBOR + .75%			0	0	0	(907)	52	(855)	0
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,406)	(10,197)	(7,447)	0	(2)	0	0	(2)	0
	THE AVENUE EAST COBB DEBT - 8.39%	(3,188)	(3,153)	(1,546)	0	0	0	0	0	0
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(764)	(3,979)	(2,103)	0	0	0	0	0	0
	OTHER	(6,594)	(1,312)	(363)	0	(2)	(2)	(2)	(6)	(2)
	CAPITALIZED	14,028	17,193	20,553	6,091	6,555	5,556	5,141	23,343	4,968

	TOTAL INTEREST EXPENSE CONSOLIDATED	(14,623)	(9,094)	(11,119)	0	(531)	(3,265)	(5,020)	(8,816)	(6,275)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

	OTHER EXPENSES — CONTINUING OPERATIONS:
	LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	0	0	0	(446)	0	(446)	0
	PROPERTY TAXES	(664)	(754)	(524)	(187)	165	(230)	(327)	(579)	(248)
	MINORITY INTEREST EXPENSE	(1,417)	(3,037)	(4,130)	(862)	(842)	285	(238)	(1,656)	(671)
	PREDEVELOPMENT & OTHER	(1,284)	(568)	(2,287)	(173)	(924)	(824)	(322)	(2,243)	(1,507)

	TOTAL OTHER EXPENSES	(3,365)	(4,359)	(6,941)	(1,222)	(1,601)	(1,215)	(887)	(4,925)	(2,426)

(E)	OTHER EXPENSES — DISCONTINUED OPERATIONS:	(5,870)	0	0	0	0	0	0	0	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(2,744)	(7,756)	(4,193)	1,027	1,073	1,806	517	4,423	3,217
(E)	DISCONTINUED OPERATIONS (1)	0	(126)	(2)	0	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,744)	(7,882)	(4,195)	1,027	1,073	1,806	517	4,423	3,217

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
	CONSOLIDATED	(2,652)	(2,951)	(2,911)	(501)	(758)	(759)	(775)	(2,793)	(777)
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	(1)	(4)	(5)	(4)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,652)	(2,951)	(2,911)	(501)	(758)	(760)	(779)	(2,798)	(781)

(F)	JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
	CP VENTURE TWO LLC	1,861	1,722	1,725	436	425	404	389	1,654	400
	CP VENTURE FIVE LLC	0	0	3,849	609	683	589	572	2,453	606
	TEN PEACHTREE PLACE ASSOCIATES	1,533	1,506	1,433	296	312	299	319	1,226	326
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,281	14,918	11,292	18	(19)	16	0	15	6
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,191	1,208	302	302	302	302	1,208	302
	CRAWFORD LONG — CPI, LLC	1,447	1,865	2,007	515	524	532	476	2,047	533
	AVENUE MURFREESBORO						79	29	108	318
	OTHER	13,948	6,351	201	3	1	40	(234)	(190)	33

	TOTAL SHARE OF JOINT VENTURE FFO	35,278	27,553	21,715	2,179	2,228	2,261	1,853	8,522	2,524

	PREFERRED STOCK DIVIDENDS	(8,042)	(15,250)	(15,250)	(3,813)	(3,812)	(3,813)	(3,812)	(15,250)	(3,813)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	109,483	73,746	74,469	24,487	9,383	7,316	7,251	48,437	13,811

	LOSS ON EXTINGUISHMENT OF DEBT	(605)	0	(18,207)	0	0	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	108,878	73,746	56,262	24,487	9,383	7,316	7,251	48,437	13,811

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	118,056	15,733	3,012	4,440	62	355	678	5,535	3,792
(G)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(29,627)	(15,483)	(14,348)	(12,540)	0	1	(622)	(13,161)	(3,736)
	DISCONTINUED OPERATIONS	81,927	1,037	86,495	8,164	(22)	9,872	81	18,095
	SHARE OF UNCONSOLIDATED JOINT VENTURES	176,265	1,935	135,618	(44)	10	1,232	(12)	1,186	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	346,621	3,222	210,777	20	50	11,460	125	11,655	56

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
	CONSOLIDATED	(27,101)	(23,999)	(28,593)	(8,854)	(7,962)	(9,795)	(11,086)	(37,697)	(10,662)
(E)	DISCONTINUED OPERATIONS	(12,776)	(9,636)	(12,186)	(165)	13	0	0	(152)	0
	SHARE OF UNCONSOLIDATED JOINT VENTURES	(15,880)	(8,842)	(8,819)	(1,081)	(1,089)	(1,132)	(1,269)	(4,571)	(1,366)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(55,757)	(42,477)	(49,598)	(10,100)	(9,038)	(10,927)	(12,355)	(42,420)	(12,028)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	399,742	34,491	217,441	14,407	395	7,849	(4,979)	17,672	1,839

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	322	8	0	0	0	0	0	0	0
GRANDVIEW II	276	196	157	0	(1)	0	0	(1)	0
100 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0
200 NORTH POINT CENTER EAST	1	0	0	0	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	106	111	106	28	30	24	34	116	21

SUBTOTAL OFFICE	705	315	263	28	29	24	34	115	21

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	591	649	668	156	154	155	148	613	155
MANSELL CROSSING II	141	144	153	34	36	0	2	72	0
GREENBRIER MARKETCENTER	518	517	534	128	121	135	127	511	133
LOS ALTOS MARKETCENTER	363	354	358	89	89	89	78	345	90

SUBTOTAL RETAIL	1,613	1,664	1,713	407	400	379	355	1,541	378

TOTAL REVENUES LESS OPERATING EXPENSES	2,318	1,979	1,976	435	429	403	389	1,656	399
INTEREST EXPENSE	(248)	(240)	(231)	0	0	0	0	0	0
OTHER, NET	0	(17)	(20)	1	(4)	1	0	(2)	1
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(209)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,861	1,722	1,725	436	425	404	389	1,654	400
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(852)	(667)	(670)	(123)	(123)	(115)	(116)	(477)	(112)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	736	0	0	1,231	(7)	1,224	0

NET INCOME (LOSS)	1,009	1,055	1,791	313	302	1,520	266	2,401	288

COUSINS’ SHARE OF CP VENTURE FIVE (2):			40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	0	1,382	201	192	156	174	723	175
THE AVENUE PEACHTREE CITY	0	0	843	132	122	123	114	491	122
THE AVENUE WEST COBB	0	0	1,132	158	179	184	164	685	167
THE AVENUE VIERA	0	0	947	154	159	155	152	620	164
VIERA MARKETCENTER	0	0	198	51	52	54	51	208	55

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	4,502	696	704	672	655	2,727	683
INTEREST EXPENSE	0	0	(634)	(88)	(88)	(87)	(87)	(350)	(87)
OTHER, NET	0	0	(19)	1	68	4	4	77	10

FUNDS FROM OPERATIONS	0	0	3,849	609	684	589	572	2,454	606
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(2,018)	(298)	(332)	(331)	(244)	(1,205)	(261)

NET INCOME (LOSS)	0	0	1,831	311	352	258	328	1,249	345

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,211	2,326	2,239	496	511	497	516	2,020	516
INTEREST EXPENSE	(678)	(820)	(806)	(200)	(199)	(198)	(197)	(794)	(190)

FUNDS FROM OPERATIONS	1,533	1,506	1,433	296	312	299	319	1,226	326
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,134)	(1,128)	(1,060)	(271)	(250)	(270)	(261)	(1,052)	(267)

NET INCOME	399	378	373	25	62	29	58	174	59

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,298	14,934	11,304	18	(19)	16	0	15	6
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(16)	(12)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	15,281	14,918	11,292	18	(19)	16	0	15	6
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	133,789	(43)	8	0	(5)	(40)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,795)	(3,956)	(2,973)	0	0	0	0	0	0

NET INCOME (LOSS)	11,486	10,962	142,108	(25)	(11)	16	(5)	(25)	6

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,208	1,191	1,208	302	302	302	302	1,208	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,191	1,208	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(33)	(32)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	1,176	1,158	1,176	294	294	294	294	1,176	294

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,071	3,467	3,586	906	913	920	862	3,601	918
INTEREST EXPENSE	(1,624)	(1,602)	(1,579)	(391)	(389)	(388)	(386)	(1,554)	(385)

FUNDS FROM OPERATIONS	1,447	1,865	2,007	515	524	532	476	2,047	533
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,352)	(1,447)	(1,468)	(347)	(340)	(336)	(329)	(1,352)	(321)

NET INCOME	95	418	539	168	184	196	147	695	212

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):						50%	50%	50%	50%
REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	147	407	554	680

INTEREST EXPENSE	0	0	0	0	0	(68)	(374)	(442)	(362)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	(4)	(4)	(4)
FUNDS FROM OPERATIONS	0	0	0	0	0	79	29	108	314

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	(38)	(272)	(310)	(351)

NET INCOME	0	0	0	0	0	41	(243)	(202)	(37)

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):		72%

MULTI-FAMILY SALES, NET OF COS	0	514	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	514	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	514	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):		40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	6,515	10,172	2,289	1,676	(3,460)	(3,832)	(3,327)	199
OTHER, NET	0	153	171	135	128	115	2,764	3,142	451

FUNDS FROM OPERATIONS	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	24,903	940	29	(1)	8	49	(9)	47	16
INTEREST EXPENSE	(8,478)	0	0	0	0	0	0	0	0
OTHER, NET	791	5,411	172	4	(7)	(8)	(227)	(238)	17
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(18)	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	(3,250)	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	13,948	6,351	201	3	1	41	(236)	(191)	33
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,626)	(1,058)	(18)	(5)	(4)	(5)	(5)	(19)	(35)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	176,265	1,935	1,093	(1)	0	0	0	(1)	0

NET INCOME	181,587	7,228	1,276	(3)	(3)	36	(241)	(211)	(2)

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	5,336	4,092	7,523	82	228	134	253	697	14
INTEREST EXPENSE	(135)	(152)	(146)	(35)	(35)	(35)	(34)	(139)	(34)
OTHER, NET	(6)	105	125	(45)	61	16	(306)	(274)	(89)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(21)

FUNDS FROM OPERATIONS	5,195	4,045	7,502	2	254	115	(87)	284	(130)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(88)	(114)	(114)	(29)	(31)	(30)	(33)	(123)	(11)

NET INCOME	5,107	3,931	7,388	(27)	223	85	(120)	161	(141)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	20081st

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,457	9,052	6,629	330	976	280	150	1,736	101
INTEREST EXPENSE	0	0	0	0	0	(48)	(51)	(99)	(44)
OTHER, NET	(220)	(150)	(137)	(53)	(58)	(210)	(317)	(638)	1,110

FUNDS FROM OPERATIONS	3,237	8,902	6,492	277	918	22	(218)	999	1,167
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	3,237	8,902	6,492	277	918	22	(218)	999	1,167

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	398	725	739	(5)	18	(7)	35	41	6
OTHER, NET	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	398	725	739	(5)	18	(7)	35	41	6
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	398	725	739	(5)	18	(7)	35	41	6

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):			50%	50%	50%	50%	50%	50%	50%
	=
RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	(138)	0	0	0	0	0	(23)
OTHER, NET	0	0	(155)	(43)	(41)	(43)	(48)	(175)	(7)

FUNDS FROM OPERATIONS	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):		4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
OTHER, NET	0	(483)	(214)	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(62)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(545)	(214)	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(439)	(467)	0	0	0	0	0	0

NET INCOME (LOSS)	0	(984)	(681)	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
      FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2008
($ in thousands)

							Cousins’	Actual or
	Company	Total	Leased GLA (%)			Cousins’	Share of	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 3/31/08	Fully Operational/Sold
OFFICE/MULTI-FAMILY

Terminus 100 (Atlanta, GA)	656,000	656,000	94%	100%	$180,400	$180,400	$170,114	const. — 2Q-07 fully operational 2Q-08
Terminus 200 (Atlanta, GA)	565,000	565,000	0%	50%	172,500	86,250	20,773	const. — 3Q-09 fully operational 3Q-10
191 Peachtree Tower (4) (Atlanta, GA)	1,220,000	1,220,000	66% / 86% (5)	100%	233,750	233,750	178,018	acquired 3Q-06 fully stabilized 4Q-10
Palisades West (Austin, TX)
Building 1	220,000	220,000	100%	50%				const. — 3Q-08 fully operational 4Q-08

Building 2	155,000	155,000	0%	50%				const. — 3Q-08 fully operational 3Q-09

Total — Palisades West	375,000	375,000			77,500	38,750	27,759

TOTAL OFFICE	2,816,000	2,816,000			664,150	539,150	396,664

10 Terminus Place (Atlanta, GA)	137 units	137 units	N/A	100%	83,200	83,200	55,934	const. — 3Q-08 fully sold — 3Q-09

Glenmore Garden Villas (Charlotte, NC)	71 Units	71 Units	N/A	50%	27,600	13,800	2,579	const. — 3Q-09 fully sold — 4Q-09

TOTAL MULTI-FAMILY	208 Units	208 Units (6)			110,800	97,000	58,513

TOTAL OFFICE/MULTI-FAMILY	2,816,000	2,816,000			774,950	636,150	455,177

RETAIL

Tiffany Springs MarketCenter (Kansas City, MO)	247,000	585,000	86%	88.5%	58,200	51,500	33,832	const. — 3Q-08 fully operational 3Q-09

The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	690,000	690,000	75%	50%				const. — 4Q-07 fully operational 4Q-08
Phase III A	8,000	8,000	100%	50%				const. — 4Q-07 fully operational 4Q-07

Phase III B	19,000	19,000	0%	50%				const. — 2Q-10 fully operational 2Q-11

Phase IV A	19,000	19,000	100%	50%				const. — 3Q-08 fully operational 3Q-08

Phase IV B	16,000	16,000	0%	50%				const. — 2Q-10 fully operational 2Q-11

Phase V A	30,000	30,000	100%	50%				const. — 3Q-08 fully operational 3Q-08

Phase V B	27,000	27,000	0%	50%				const. — 2Q-10 fully operational 2Q-11

Total — Avenue Murfreesboro	809,000	809,000			153,100	76,550	59,809

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2008
($ in thousands)

							Cousins’		Actual or
	Company	Total	Leased GLA (%)			Cousins’	Share of		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 3/31/08		Fully Operational/Sold
RETAIL (continued)

The Avenue Forsyth (Suburban Atlanta, GA)

Phase IA	463,000	463,000	56%	88.5%					const. — 2Q-08 fully operational 2Q-09

Phase IB	64,000	64,000	0%	88.5%					const. — 1Q-10 fully operational 3Q-10

Total — Avenue Forsyth	527,000	527,000			146,200	129,400	84,936

The Avenue Carriage Crossing Expansion (7) (Suburban Memphis, TN)
Phase II	20,000	20,000	0%	100%	5,200	5,200	3,380		const. — 4Q-07 fully operational 4Q-08

TOTAL RETAIL	1,603,000	1,941,000			362,700	262,650	181,957

INDUSTRIAL

Jefferson Mill Business Park (Suburban Atlanta, GA)
Building A	459,000	459,000	0%	75%	14,900	11,175	10,157		const. — 3Q-08 fully operational 3Q-08

TOTAL INDUSTRIAL	459,000	459,000			14,900	11,175	10,157

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(4,707)

TOTAL PORTFOLIO	4,878,000	5,216,000			$1,152,550	$909,975	$642,584	(8)

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction and redevelopment from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	191 Peachtree Tower is under redevelopment and repositioning and is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets. 201 Peachtree, a 7,500 square foot building adjacent to 191 Peachtree Tower, is also under redevelopment and is included in the amounts above.

(5)	As of March 31, 2008, 86% leased but 66% leased excluding the Wachovia lease which is expected to expire on December 31, 2008. Leased square footage includes 65,000 square feet occupied by the Company.

(6)	In addition to the two multi-family projects under construction, at March 31 2008, the Company had 163 units of its recently completed 50 Biscayne project in inventory and available for sale. The Company owns approximately 40% of 50 Biscayne and the average cost of these remaining units is approximately $285,000.

(7)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(8)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$642,584
Less: Operating Property under redevelopment/repositioning	(178,018)
Less: Investment in unconsolidated joint ventures
Palisades West	(27,759)
The Avenue Murfreesboro	(59,809)
Terminus 200	(20,773)
Glenmore Garden Villas	(2,579)
Add: Prudential’s 11.5% interest in Tiffany Springs MarketCenter	4,397
Add: Prudential’s 11.5% interest in Avenue Forsyth	11,038
Add: Weeks 25% interest in Jefferson Mill Business Park, Bldg A	3,387

Consolidated projects under development per balance sheet	$372,468

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2008

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	12/31/07	3/31/2008
I. OFFICE OPERATING PROPERTIES
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
The American Cancer Society Center (Formerly The Inforum)	Atlanta	Georgia	993,000	100.00%	100%	100%
One Georgia Center	Atlanta	Georgia	378,000	88.50%	100%	100%
Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	98%
Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	94%	94%
The Points at Waterview	Dallas	Texas	203,000	100.00%	100%	100%
Lakeshore Park Plaza (a)	Birmingham	Alabama	196,000	100.00%	97%	96%
3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	0%	0%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	92%	97%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	78%	100%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	83%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	91%	96%
600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	100%
Galleria 75	Atlanta	Georgia	114,000	100.00%	68%	72%
Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	84%	80%
Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

Total Office Operating Portfolio			4,851,000			92%

OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
191 Peachtree Tower (c)	Atlanta	Georgia	1,220,000	100.00%	75%	86%
Terminus 100	Atlanta	Georgia	656,000	100.00%	93%	94%
Terminus 200	Atlanta	Georgia	565,000	50.00%	0%	0%
Palisades West Building 1	Austin	Texas	220,000	50.00%	100%	100%
Palisades West Building 2	Austin	Texas	155,000	50.00%	0%	0%

Total Office Development/Redevelopment Properties			2,816,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,667,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2008

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	12/31/07	3/31/2008
II. RETAIL OPERATING PROPERTIES
The Avenue Carriage Crossing (a)	Memphis	Tennessee	491,000	100.00%	93%	91%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	100%	99%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%
The Avenue Webb Gin	Atlanta	Georgia	357,000	100.00%	81%	82%
The Avenue Viera	Viera	Florida	332,000	11.50%	96%	95%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	100%	97%
The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	97%	98%
San Jose MarketCenter	San Jose	California	213,000	100.00%	95%	97%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	100%	98%
Viera MarketCenter	Viera	Florida	178,000	11.50%	99%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%

Total Retail Operating Properties			3,176,000			91%

RETAIL DEVELOPMENT PROPERTIES (b)
The Avenue Murfreesboro (d)	Nashville	Tennessee	809,000	50.00%	75%	77%
The Avenue Forsyth (d)	Atlanta	Georgia	527,000	88.50%	41%	56%
Tiffany Springs MarketCenter	Kansas City	Missouri	247,000	88.50%	57%	67%
The Avenue Carriage Crossing Expansion (a)	Memphis	Tennessee	20,000	100.00%	0%	0%

Total Retail Development Properties			1,603,000

TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,779,000

III. INDUSTRIAL OPERATING PROPERTIES
Lakeside Ranch Business Park — Building 20	Dallas	Texas	749,000	(e )	48%	48%
King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%
King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

Total Industrial Operating Properties			1,545,000			50%

INDUSTRIAL DEVELOPMENT PROPERTIES (b)
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%

Total Industrial Development Properties			459,000

TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,450,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2008

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,667,000	6,251,000	60%	92%
Retail	4,779,000	2,493,000	24%	91%
Industrial	2,004,000	1,690,000	16%	50%

TOTAL	14,450,000	10,434,000	100%

SUMMARY BY STATE
Georgia	8,847,000	6,945,000	66%	84%
Texas	1,327,000	1,140,000	11%	59%
Tennessee	1,320,000	916,000	9%	91%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	370,000	229,000	2%	97%
Missouri	247,000	247,000	2%	N/A
Florida	510,000	59,000	1%	95%
Virginia	376,000	39,000	1%	100%

	14,450,000	10,434,000	100%

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction, redevelopment and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	First Quarter 2008 vs			Three Months
	Fourth Quarter 2007			2008 vs 2007
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues(1) less Operating Expenses	2.7%	4.6%	3.6%	7.1%	1.4%	4.8%
Cash Basis Rental Property Revenues(2) less Operating Expenses	4.2%	4.7%	4.5%	7.6%	2.1%	5.4%

Note: The following properties are included in the same property portfolio:	Office

	Gateway Village	333 Northpoint Center East
	American Cancer Society Center (formerly Inforum)	200 Northpoint Center East
	One Georgia Center	100 Northpoint Center East
	Emory Crawford Long Medical Office Tower	600 University Park Place
	Ten Peachtree Place	Galleria 75
	The Points at Waterview	Cosmopolitan Center
	Lakeshore Park Plaza	Presbyterian Medical Plaza
	3100 Windy Hill Road	AtheroGenics
	Meridian Mark Plaza	Inhibitex
	555 Northpoint Center East	Sono Renaissance

Retail

	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	San Jose MarketCenter (1Q to 4Q only)
	The Avenue West Cobb	The Avenue Webb Gin (1Q to 4Q only)
The Avenue East Cobb

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2008
OFFICE
As of March 31, 2008, the Company’s office portfolio included 19 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2008. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	151,060	433,312	161,741	444,616	174,279	538,093	247,582	628,501	70,767	761,227	3,611,178
% of Leased Space	4%	12%	4%	12%	5%	15%	7%	18%	2%	21%	100%
Annual Contractual
Rent (000’s) (2)	$2,434	$6,592	$2,581	$6,153	$2,972	$9,669	$5,369	$11,967	$1,069	$14,046	$62,852
Annual Contractual
Rent/Sq. Ft. (2)	$16.11	$15.21	$15.96	$13.84	$17.05	$17.97	$21.69	$19.04	$15.10	$18.45	$17.40

Wholly Owned:
Square Feet Expiring (1)	141,856	399,718	148,104	415,127	113,313	402,630	242,679	64,305	65,908	444,231	2,437,871 (3)
% of Leased Space	6%	16%	6%	17%	5%	16%	10%	3%	3%	18%	100%
Annual Contractual
Rent (000’s) (2)	$2,348	$6,093	$2,342	$5,724	$1,834	$7,127	$5,258	$1,470	$998	$9,814	$43,008
Annual Contractual
Rent/Sq. Ft. (2)	$16.56	$15.24	$15.81	$13.79	$16.18	$17.70	$21.66	$22.86	$15.14	$22.09	$17.64

Joint Venture:
Square Feet Expiring (1)	22,338	51,114	23,095	49,675	142,589	266,419	9,805	1,115,268	6,098	421,730	2,108,131 (4)
% of Leased Space	1%	2%	1%	2%	7%	13%	1%	53%	0%	20%	100%
Annual Contractual
Rent (000’s) (2)	$132	$855	$442	$757	$2,757	$5,033	$223	$20,820	$80	$6,372	$37,471
Annual Contractual
Rent/Sq. Ft. (2)	$5.89	$16.72	$19.12	$15.25	$19.34	$18.89	$22.78	$18.67	$13.12	$15.11	$17.77

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of March 31, 2008 out of approximately 2,721,000 total rentable square feet.

(4)	Rentable square feet leased as of March 31, 2008 out of approximately 2,130,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2008
RETAIL
As of March 31, 2008, the Company’s retail portfolio included 11 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of March 31, 2008. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	13,810	10,614	26,814	91,975	65,692	30,207	21,544	78,296	383,560	452,329	1,174,841
% of Leased Space	1%	1%	2%	8%	6%	2%	2%	7%	33%	38%	100%
Annual Contractual
Rent (000’s) (1)	$249	$235	$567	$2,396	$1,521	$773	$511	$2,068	$9,626	$9,893	$27,839
Annual Contractual
Rent/Sq. Ft. (1)	$18.00	$22.14	$21.15	$26.05	$23.16	$25.58	$23.74	$26.41	$25.10	$21.87	$23.70

Wholly Owned:
Square Feet Expiring	10,721	1,213	3,204	61,159	32,594	15,422	2,275	54,561	362,301	404,673	948,123 (2)
% of Leased Space	1%	0%	0%	7%	3%	2%	0%	6%	38%	43%	100%
Annual Contractual
Rent (000’s) (1)	$167	$36	$101	$1,895	$853	$403	$82	$1,595	$9,173	$9,123	$23,428
Annual Contractual
Rent/Sq. Ft. (1)	$15.55	$29.68	$31.45	$30.99	$26.18	$26.10	$36.00	$29.23	$25.32	$22.54	$24.71

Joint Venture:
Square Feet Expiring	27,476	87,137	215,300	292,694	306,871	130,778	171,122	214,446	193,614	427,346	2,066,784 (3)
% of Leased Space	1%	4%	11%	14%	15%	6%	8%	11%	9%	21%	100%
Annual Contractual
Rent (000’s) (1)	$726	$1,819	$4,201	$4,676	$6,113	$3,265	$3,798	$4,219	$4,084	$6,980	$39,881
Annual Contractual
Rent/Sq. Ft. (1)	$26.41	$20.87	$19.51	$15.97	$19.92	$24.97	$22.19	$19.68	$21.09	$16.33	$19.30

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of March 31, 2008 out of approximately 1,061,000 total gross leasable area.

(3)	Gross leasable area leased as of March 31, 2008 out of approximately 2,115,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2008
INDUSTRIAL
As of March 31, 2008, the Company’s operating industrial portfolio consisted of King Mill Distribution Park, Building 3, which is divided into two Phases (one of which is leased) and Lakeside Ranch Business Park, Building 20. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	668,671	668,671
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,063	$2,063
Annual Contractual
Rent/Sq. Ft. (1)	$3.09	$3.09

Joint Venture:
Square Feet Expiring	773,021	773,021 (2)
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,368	$2,368
Annual Contractual Rent/Sq. Ft. (1)	$3.06	$3.06

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of March 31, 2008 out of approximately 1,545,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET IN OPERATING PORTFOLIO
As of March 31, 2008

		Percentage of Total Portfolio at	Average Remaining
Tenant (1)	Product Type	the Company's Share (2)	Lease Term (Years)
1. Bank of America	Office	8.1%	7.8
2. Home Depot Supply	Industrial	5.4%	4.1
3. Snapper	Industrial	4.8%	3.9
4. American Cancer Society	Office	4.2%	13.8
5. Georgia Department of Transportation	Office	3.7%	9.9
6. AT&T	Office	2.1%	1.5
7. Georgia Lottery Corporation	Office	2.0%	5.3
8. Internap Network Services	Office	1.8%	12.1
9. AGL Services Company	Office	1.7%	5.0
10. Bombardier Aerospace Corporation	Office	1.5%	4.9
11. MedAssets Net Revenue Systems, LLC	Office	1.4%	6.0
12. Emory University	Office	1.2%	8.7
13. US South Communications	Office	1.1%	2.9
14. Northside Hospital	Office	1.1%	3.7
15. The Gap Inc.	Retail	0.9%	3.3
16. Turner Broadcasting System, Inc.	Office	0.9%	3.2
17. Barnes & Noble	Retail	0.9%	7.7
18. Sapient Corporation	Office	0.9%	1.2
19. KIDS II, Inc.	Office	0.8%	7.8
20. Inhibitex	Office	0.8%	7.0
21. AtheroGenics	Office	0.8%	0.9
22. Southern Communications Services	Office	0.6%	2.8
23. Cost Plus, Inc.	Retail	0.6%	8.4
24. Marshalls	Retail	0.6%	7.3
25. Merrill Lynch	Office	0.5%	6.3

Total leased square feet of Top 25 Largest Tenants		48.4%	6.1

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2008

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000)(2)
CONSOLIDATED

Jefferson Mill Business Park Suburban Atlanta, GA	Industrial and Commercial	100	%(3)	259	2006	$17,947

Round Rock/Austin, Texas Land Austin, TX	Retail and Commercial	100%		60	2005	17,107

King Mill Distribution Park Suburban Atlanta, GA	Industrial	100	%(3)	132	2005	16,853

Land Adjacent to The Avenue Forsyth Suburban Atlanta, GA	Retail	100%		39	2007	13,458

615 Peachtree Street Atlanta, GA	Mixed Use	100%		2	1996	10,164

Terminus Atlanta, GA	Mixed Use	100%		3	2005	10,078

Lakeside Ranch Business Park Dallas, TX	Industrial and Commercial	(4)		48	2006	9,291

Research Park V Austin, TX	Commercial	100%		6	1998	4,878

Lancaster Dallas, TX	Industrial	(4)		47	2007	4,823

505 & 511 Peachtree Street Atlanta, GA	Mixed Use	100%		1	2004	3,389

North Point Suburban Atlanta, GA	Mixed Use	100%		37	1970-1985	3,142

Land Adjacent to The Avenue Carriage Crossing Suburban Memphis, TN	Retail	100%		2	2004	1,969

Land Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Retail	100%		2	2005	946

Wildwood Office Park Suburban Atlanta, GA	Mixed Use	100%		23	1971-1989	883

The Lakes at Cedar Grove Suburban Atlanta, GA	Mixed Use	100%		10	2002	—	(5)

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT						$114,928

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2008

		Company's	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
JOINT VENTURES
TEMCO ASSOCIATES TRACTS:

Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	6,127	2005	$14,206

Happy Valley Suburban Atlanta, GA	Residential	50%	228	2003	2,713

Seven Hills Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	—	(5)

CL REALTY, L.L.C. TRACTS:

Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	374	2002	—	(5)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	186	2002	—	(5)

Waterford Park Rosenberg, TX	Commercial	50%	37	2005	—	(5)

Summer Lakes Rosenberg, TX	Commercial	50%	3	2003	—	(5)

Village Park McKinney, TX	Residential	50%	5	2003-2005	—	(5)

OTHER JOINT VENTURES:

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,856

Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,316

Total Acres			8,954

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is estimated as follows:

	Ownership	Square
	Interest	Footage

Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture’s basis.

(3)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 93 acres on or before December 31, 2009. Addtionally, the third party purchased approximately 75 acres within Jefferson Mill Business Park in April 2008.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	Residential communities with adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2008

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3)	2001	10	906	73	—	—	702	204	$4,987
Fulton County Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	7	559	—	2	2	4	555	9,359
Harris County Pine Mountain, GA
Blalock Lakes	2006	9	399	95	—	—	15	384	33,745
Coweta County Newnan, GA
Longleaf at Callaway (5)	2002	7	138	16	—	—	122	16	504
Harris County Pine Mountain, GA
River’s Call	1999	11	107	14	—	—	93	14	649
East Cobb County Suburban Atlanta, GA

Total consolidated			2,109	198	2	2	936	1,173	49,244

Temco Associates (50% owned) (6)
Bentwater	1998	11	1,676	5	—	—	1,671	5	5
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	14	1,385	260	—	—	287	1,098	22,549
Paulding County Suburban Atlanta, GA
Seven Hills	2003	9	1,077	264	2	2	629	448	15,589
Paulding County Suburban Atlanta, GA
Harris Place	2004	6	27	9	—	—	18	9	648
Paulding County Suburban Atlanta, GA

Total Temco			4,165	538	2	2	2,605	1,560	38,791

CL Realty, LLC (50% owned) (6)
Long Meadow Farms (37.5% owned)	2003	12	2,184	158	1	1	600	1,584	18,825
Fort Bend County Houston, TX
Summer Creek Ranch	2003	13	2,525	119	1	1	794	1,731	23,091
Tarrant County Fort Worth, TX
Bar C Ranch	2004	15	1,180	53	1	1	176	1,004	8,242
Tarrant County Fort Worth, TX
Summer Lakes	2003	10	1,139	19	—	—	294	845	8,010
Fort Bend County Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2008

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued
Southern Trails (80% owned)	2005	9	1,060	75	25	25	275	785	$22,245
Brazoria County Pearland, TX
Village Park	2003	7	568	21	—	—	335	233	7,800
Collin County McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,022
Fort Bend County Rosenberg, TX
Stonewall Estates (50% owned)	2005	7	380	14	—	—	114	266	5,418
Bexar County San Antonio, TX
Manatee River Plantation	2003	8	457	109	—	—	348	109	4,175
Manatee County Tampa, FL
Stillwater Canyon	2003	6	336	6	—	—	226	110	2,956
Dallas County DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,070
Manatee County Bradenton, FL
Blue Valley (25% owned)	2005	7	199	3	—	—	25	174	32,287
Cherokee & Fulton Counties Alpharetta, GA
Village Park North	2005	7	188	18	3	3	60	128	2,627
Collin County McKinney, TX
Bridle Path Estates	2004	8	87	—	—	—	—	87	3,815
Hillsborough County Tampa, FL
West Park	2005	8	85	—	—	—	21	64	5,209
Cobb County Suburban Atlanta, GA

Total CL Realty			11,182	771	31	31	3,393	7,789	158,792

Total			17,456	1,507	35	35	6,934	10,522	$246,827

Company Share of Total			8,372	759	15	15	3,644	4,728	$118,968

Company Weighted Average Ownership			48%	50%	43%	43%	53%	45%	48%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2008, 118 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF MARCH 31, 2008

							Company's	Company's	Total	Weighted
	Total	Ownership	Maturity		Rate end of		Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter		Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$170,800	100%	8/29/2011		3.85%		$170,800		$170,800
UNSECURED TERM LOAN	100,000	100%	8/29/2012		5.81	%(2)	100,000		100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%		5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (3)	136,000	100%	9/1/2017		6.45%			136,000	136,000
SAN JOSE MARKETCENTER (INTEREST ONLY) (3)	83,300	100%	12/1/2010		5.60%			83,300	83,300
333/555 NORTH POINT CENTER EAST	28,677	100%	11/1/2011		7.00%		28,677		28,677
MERIDIAN MARK PLAZA	23,090	100%	9/1/2010		8.27%			23,090	23,090
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%			25,000	25,000
THE POINTS AT WATERVIEW	17,724	100%	1/1/2016		5.66%			17,724	17,724
600 UNIVERSITY PARK	12,922	100%	8/10/2011		7.38%			12,922	12,922
LAKESHORE PARK PLAZA	8,707	100%	11/1/2008		6.78%			8,707	8,707
KING MILL PROJECT I (INTEREST ONLY)(4)	2,703	75%	8/30/2008		9.00%			2,703	2,703
KING MILL PROJECT I (INTEREST ONLY)(4)	2,047	75%	6/26/2009		9.00%			2,047	2,047
JEFFERSON MILL PROJECT I (INTEREST ONLY)(4)	2,613	75%	9/13/2009		9.00%			2,613	2,613
VARIOUS	299	100%	VARIOUS		VARIOUS		239	60	299

TOTAL CONSOLIDATED	793,882				5.71%		304,716	489,166	793,882	4.8

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	98,778	50%	7/20/2010		4.15%		19,756	29,633	49,389
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	51,339	50%	6/1/2013		5.90%			25,670	25,670
AVENUE EAST COBB	37,819	11.5%	8/1/2010		8.39%			4,349	4,349
TEN PEACHTREE PLACE	28,250	50%	4/1/2015		5.39%			14,125	14,125
HANDY ROAD ASSOCIATES (PRIME +0.5%)	3,204	50%	3/31/2010		5.75%			1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	2,186	50%	3/27/2009		5.25%			1,093	1,093
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	4,543	50%	6/6/2011		4.65%		2,272	—	2,272
GLENMORE GARDENS VILLA (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	2,723	50%	10/3/2010		5.25%		1,362	—	1,362
TEMCO:
BENTWATER LINKS	3,292	50%	1/22/2009		7.98%			1,646	1,646
BENTWATER LINKS, EQUIPMENT NOTE	56	50%	1/15/2009		7.00%			28	28
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	2,796	50%	2/22/2009		6.75%			1,398	1,398
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	2,571	50%	3/28/2009		5.25%			771	771
SOUTHERN TRAILS (LIBOR + 0.25%) ($13MM CONSTRUCTION LINE)	280	40%	1/30/2009		3.25%			112	112
WATERFORD PARK (PRIME + 1.5%)	1,011	50%	5/8/2009		6.75%			506	506

TOTAL UNCONSOLIDATED	238,848				5.10%		23,390	80,933	104,323	3.6

TOTAL ADJUSTED DEBT	$1,032,730				5.64%		$328,106	$570,099	$898,205	4.6

INVESTMENT ENTITY DEBT (5)
CHARLOTTE GATEWAY VILLAGE	$131,057	50%	12/1/2016		6.41%			$65,529	$65,529
CL REALTY:
BLUE VALLEY (PRIME)	17,510	12.5%	5/11/2008	(6)	5.25%			2,189	2,189
BLUE VALLEY (PRIME)	4,600	12.5%	3/10/2009	(6)	5.25%			575	575
BLUE VALLEY (PRIME)	850	12.5%	9/28/2008	(6)	5.25%			106	106
LONG MEADOW FARMS (PRIME )	3,198	18.75%	9/8/2009		5.25%			600	600
STONEWALL ESTATES (PRIME)	2,512	25.0%	5/31/2010		5.25%			628	628

TOTAL INVESTMENT ENTITY DEBT	159,727				6.36%		—	69,627	69,627	8.2

TOTAL	$1,192,457				5.69%		$328,106	$639,726	$967,832	4.9

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus .70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents stated rate of LIBOR plus .80% plus interest rate swap differential.

(3)	The real estate and other assets of these properties are restricted under loan agreements such that these assets are not available to settle other debts of the Company.

(4)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(5)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

(6)	Extension is in process.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2007 Compared to First Quarter 2008
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q4 2007	Q1 2008	% Change	Q4 2007	Q1 2008	% Change	Q4 2007	Q1 2008	% Change	Q4 2007	Q1 2008	Q4 2007	Q1 2008

RENTAL PROPERTY REVENUES	$27,091	$28,163		$20,259	$20,005		$47,350	$48,168		$11,829	$14,126	$59,179	$62,294

RENTAL PROPERTY OPERATING EXPENSES	10,799	11,431		6,359	5,464		17,158	16,895		4,653	5,377	21,811	22,272

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,292	$16,732	2.7%	$13,900	$14,541	4.6%	$30,192	$31,273	3.6%	$7,176	$8,749	$37,368	$40,022

RENTAL PROPERTY REVENUES	$27,091	$28,163		$20,259	$20,005		$47,350	$48,168		$11,829	$14,126	$59,179	$62,294
Less: STRAIGHT-LINE RENTS	617	309		317	321		934	630		2,369	2,511	3,303	3,141
AMORTIZATION OF LEASE INDUCEMENTS	(119)	(47)		21	21		(98)	(26)		(159)	(119)	(257)	(145)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(2)	4		0	0		(2)	4		(1,057)	(987)	(1,059)	(983)

CASH BASIS RENTAL PROPERTY REVENUES (1)	26,595	27,897		19,921	19,663		46,516	47,560		10,676	12,721	57,192	60,281

RENTAL PROPERTY OPERATING EXPENSES	10,799	11,431		6,359	5,464		17,158	16,895		4,653	5,377	21,811	22,272

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,796	$16,466	4.2%	$13,562	$14,199	4.7%	$29,358	$30,665	4.5%	$6,023	$7,344	$35,381	$38,009

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$27,091	$28,163		$20,259	$20,005		$47,350	$48,168		$11,829	$14,126	$59,179	$62,294
RENTAL PROPERTY OPERATING EXPENSES	10,799	11,431		6,359	5,464		17,158	16,895		4,653	5,377	21,811	22,272

	$16,292	$16,732		$13,900	$14,541		$30,192	$31,273		$7,176	$8,749	$37,368	$40,022

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$19,111	$20,635
DISCONTINUED OPERATIONS (3)												(8)	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												3,126	3,520

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												22,229	24,155
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,139	15,867

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$37,368	$40,022

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Three Months 2008 Compared to Three Months 2007
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	3M 2007	3M 2008	% Change	3M 2007	3M 2008	% Change	3M 2007	3M 2008	% Change	3M 2007	3M 2008	3M 2007	3M 2008

RENTAL PROPERTY REVENUES	$25,599	$28,163		$15,101	$15,418		$40,700	$43,581		$8,912	$18,714	$49,612	$62,295

RENTAL PROPERTY OPERATING EXPENSES	9,978	11,431		4,157	4,323		14,135	15,754		3,198	6,519	17,333	22,273

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,621	$16,732	7.1%	$10,944	$11,095	1.4%	$26,565	$27,827	4.8%	$5,714	$12,195	$32,279	$40,022

RENTAL PROPERTY REVENUES	$25,599	$28,163		$15,101	$15,418		$40,700	$43,581		$8,912	$18,714	$49,612	$62,295
Less: STRAIGHT-LINE RENTS	459	309		236	162		695	471		374	2,670	1,069	3,141
AMORTIZATION OF LEASE INDUCEMENTS	(5)	(47)		(22)	(22)		(5)	(69)		(2)	(33)	(7)	(102)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(130)	4		0	0		(130)	4		(1,133)	(987)	(1,263)	(983)

CASH BASIS RENTAL PROPERTY REVENUES (1)	25,275	27,897		14,887	15,278		40,140	43,175		9,673	17,064	49,813	60,239

RENTAL PROPERTY OPERATING EXPENSES	9,978	11,431		4,157	4,323		14,135	15,754		3,198	6,519	17,333	22,273

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,297	$16,466	7.6%	$10,730	$10,955	2.1%	$26,005	$27,421	5.4%	$6,475	$10,545	$32,480	$37,966

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$25,599	$28,163		$15,101	$15,418		$40,700	$43,581		$8,912	$18,714	$49,612	$62,295
RENTAL PROPERTY OPERATING EXPENSES	9,978	11,431		4,157	4,323		14,135	15,754		3,198	6,519	17,333	22,273

	$15,621	$16,732		$10,944	$11,095		$26,565	$27,827		$5,714	$12,195	$32,279	$40,022

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$14,113	$20,635
DISCONTINUED OPERATIONS (3)												249	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												2,852	3,520

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												17,214	24,155
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,065	15,867

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$32,279	$40,022

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	302,286	467,516	315,149	367,681	477,971	557,557	676,189	676,189	793,882
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	135,764	148,129	172,085	182,253	198,544	205,424	170,166	170,166	173,950

		TOTAL DEBT INCLUDING SHARE OF JV’S	438,050	615,645	487,234	549,934	676,515	762,981	846,355	846,355	967,832
		SHARE OF INVESTMENT ENTITY DEBT	(87,704)	(101,085)	(110,718)	(113,925)	(117,699)	(117,762)	(72,873)	(72,873)	(69,627)

		ADJUSTED DEBT	350,346	514,560	376,516	436,009	558,816	645,219	773,482	773,482	898,205

		RECOURSE DEBT	50,238	196,824	226,855	282,264	394,356	340,480	205,658	205,658	328,106
		NON-RECOURSE DEBT	305,677	317,736	149,661	153,745	164,460	304,738	567,824	567,824	570,099

		ADJUSTED DEBT	355,915	514,560	376,516	436,009	558,816	645,218	773,482	773,482	898,205

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	14,623	9,094	11,119	0	531	3,265	5,020	8,816	6,275
		DISCONTINUED OPERATIONS INTEREST EXPENSE	5,870	0	0	0	0	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	11,163	2,814	3,534	714	711	824	1,129	3,378	1,125

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	(124)	(240)	(231)	0	0	0	0	0	0
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	6,560	5,361	3,926	628	516	536	529	2,209	519
		SHARE OF JOINT VENTURES	5,257	2,793	5,226	1,630	818	225	1,467	4,140	805
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	493	671	500	22	22	22	22	88	21
		SHARE OF JOINT VENTURES	12	12	15	6	6	6	6	24	6

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	43,854	20,505	24,089	3,000	2,604	4,878	8,173	18,655	8,751
		PREFERRED STOCK DIVIDENDS	8,042	15,250	15,250	3,813	3,812	3,813	3,812	15,250	3,813

		TOTAL FIXED CHARGES (including Preferred Dividends)	51,896	35,755	39,339	6,813	6,416	8,691	11,985	33,905	12,564

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	81,928	76,685	88,996	24,130	25,499	30,664	32,376	112,669	34,313
		RENTAL PROPERTY OPERATING EXPENSES	(27,592)	(29,328)	(35,243)	(10,017)	(11,341)	(12,573)	(13,265)	(47,196)	(13,678)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	54,336	47,357	53,753	14,113	14,158	18,091	19,111	65,473	20,635

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	40,477	23,849	19,802	411	358	87	(38)	818	0
		LEASE TERMINATION FEES & OTHER INCOME	253	302	3,155	47	14	11	34	106	0
		RENTAL PROPERTY OPERATING EXPENSES	(14,150)	(10,738)	(8,969)	(209)	(179)	(67)	(4)	(459)	0

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	26,580	13,413	13,988	249	193	31	(8)	465	0
		INTEREST EXPENSE	(5,870)	0	0	0	0	0	0	0	0
		OTHER, NET	0	0	0	0	0	0	0	0	0
		MINORITY INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	(605)	0	0	0	0	0	0	0	0
		PROVISION FOR INCOME TAXES	0	(125)	0	0	0	0	0	0	0

		FUNDS FROM OPERATIONS	20,105	13,288	13,988	249	193	31	(8)	465	0
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(12,776)	(9,636)	(12,186)	(165)	13	0	0	(152)	0

		INCOME FROM DISCONTINUED OPERATIONS	7,329	3,652	1,802	84	206	31	(8)	313	0

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		CP VENTURE TWO LLC	1,009	1,055	1,791	313	302	1,520	266	2,401	288
		CP VENTURE FIVE LLC	0	0	1,831	311	352	258	328	1,249	345
		TEN PEACHTREE PLACE ASSOCIATES	399	378	373	25	62	29	58	174	59
		CSC ASSOCIATES	11,486	10,962	142,108	(25)	(11)	16	(5)	(25)	6
		GATEWAY VILLAGE	1,176	1,158	1,176	294	294	294	294	1,176	294
		CRAWFORD LONG — CPI	95	418	539	168	184	196	147	695	212
		AVENUE MURFREESBORO	0	0	0	0	0	41	(243)	(202)	(37)
		905 JUNIPER, LLC	0	514	0	0	0	0	0	0	0
		50 BISCAYNE, LLC	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650
		TEMCO ASSOCIATES	5,107	3,931	7,388	(27)	223	85	(120)	161	(141)
		CL REALTY, LLC	3,237	8,902	6,492	277	918	22	(218)	999	1,167
		PINE MOUNTAIN BUILDERS, LLC	398	725	739	(5)	18	(7)	35	41	6
		HANDY ROAD ASSOCIATES, LLC	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)
		VERDE GROUP, LLC	0	(984)	(681)	0	0	0	0	0	0
		OTHER	181,587	7,228	1,276	(3)	(3)	36	(241)	(213)	(2)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	204,494	40,955	173,083	3,709	4,102	(898)	(815)	6,096	2,817

(G	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		OUTPARCEL SALES	1,400	7,004	6,788	0	0	1,700	1,300	3,000	1,600
		LOT SALES	15,300	14,929	10,497	1,426	1,476	2,851	1,196	6,949	144

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	16,700	21,933	17,285	1,426	1,476	4,551	2,496	9,949	1,744

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		OUTPARCEL COST OF SALES	929	5,637	5,132	0	0	932	1,051	1,983	845
		LOT COST OF SALES	11,078	10,767	7,620	1,208	1,132	2,411	1,074	5,825	101

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	12,007	16,404	12,752	1,208	1,132	3,343	2,125	7,808	946

		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	11,867	8,185	0	(1)	0	8,184	0
		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736

		OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET — WHOLLY OWNED	34,320	21,012	18,881	12,758	344	1,207	993	15,302	4,534

		SUMMARY:
		OUTPARCEL SALES NET OF COS — WHOLLY OWNED	471	1,367	1,656	0	0	768	249	1,017	755
		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	11,867	8,185	0	(1)	0	8,184	0
		TRACT SALES NET OF COS — WHOLLY OWNED	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736
		LOT SALES NET OF COS — WHOLLY OWNED	4,222	4,162	2,877	218	344	440	122	1,124	43

		TOTAL WHOLLY OWNED SALES, NET	34,320	21,012	18,881	12,758	344	1,207	993	15,302	4,534

		SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
		RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
		LOT SALES	32,116	41,232	38,676	1,715	3,465	1,292	2,246	8,718	1,074
		TRACT SALES	3,434	6,218	14,235	0	855	0	500	1,355	0

		TOTAL RESIDENTIAL LOT AND TRACT SALES	35,550	47,450	52,911	1,715	4,320	1,292	2,746	10,073	1,074

		RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	25,123	30,753	30,459	1,309	2,707	884	1,996	6,896	953
		TRACT COST OF SALES	1,236	2,828	7,560	0	392	0	312	704	0

		TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	26,359	33,581	38,019	1,309	3,099	884	2,308	7,600	953

		RESIDENTIAL LOT SALES AND TRACT SALES, NET — JOINT VENTURES	9,191	13,869	14,892	406	1,221	408	438	2,473	121

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		LOT SALES LESS COST OF SALES	6,993	10,479	8,217	406	758	408	250	1,822	121
		TRACT SALES LESS COST OF SALES	2,198	3,390	6,675	0	463	0	188	651	0
		INTEREST EXPENSE	(135)	(152)	(284)	(35)	(35)	(83)	(85)	(238)	(101)
		OTHER	(226)	(528)	(381)	(141)	(38)	(237)	(671)	(1,087)	1,014
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(62)	0	0	0	0	0	0	(21)

		RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	8,830	13,127	14,227	230	1,148	88	(318)	1,148	1,013

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	43,150	34,139	33,108	12,988	1,492	1,295	675	16,450	5,547

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st

(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	19,210	8,422	12,355	6,933	6,260	3,794	1,157	18,144	5,573
		SECOND GENERATION BUILDING IMPROVEMENTS	48	1,017	1,066	(37)	195	293	383	834	1,363

			19,258	9,439	13,421	6,896	6,455	4,087	1,540	18,978	6,936

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	18,882	7,820	9,332	6,919	6,260	3,794	1,157	18,130	5,573
		SECOND GENERATION BUILDING IMPROVEMENTS	(30)	1,015	1,066	(37)	195	293	383	834	1,363

			18,852	8,835	10,398	6,882	6,455	4,087	1,540	18,964	6,936

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	328	602	3,023	15	0	0	0	15	0
		SECOND GENERATION BUILDING IMPROVEMENTS	78	2	0	0	0	0	0	0	0

			406	604	3,023	15	0	0	0	15	0

		TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	19,258	9,439	13,421	6,897	6,455	4,087	1,540	18,979	6,936

(I	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	0	11,233	23,134	0	0	20	0	20	0
		MULTI-FAMILY COST OF SALES	0	(9,405)	(19,403)	0	47	(23)	100	124	0

		MULTI-FAMILY SALES — CONSOLIDATED, NET	0	1,828	3,731	0	47	(3)	100	144	0

		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	0	26,127	56,734	9,696	9,199	(11,780)	(7,181)	(66)	3,321
		MULTI-FAMILY COST OF SALES	0	(19,098)	(46,562)	(7,407)	(7,523)	8,320	3,349	(3,261)	(3,122)
		OTHER, NET	0	153	171	135	128	115	2,764	3,142	451

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	7,182	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650

		TOTAL MULTI-FAMILY FFO	0	9,010	14,074	2,424	1,851	(3,348)	(968)	(41)	650

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, net of amounts capitalized, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
$15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.